Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

a series of Northern Lights Fund Trust

Supplement dated February 8, 2019 to the Prospectus and

Statement of Additional Information dated September 28, 2018

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Effective immediately, the Fund’s prospectus is hereby revised as follows:

The section entitled “Summary Section—Purchase and Sale of Fund Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $100,000. There is no minimum for subsequent investments. For Investor Class, Class A and Class C shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The section entitled “Minimum and Additional Investment Amounts” under “How to Purchase Shares” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Minimum and Additional Investment Amounts: For Institutional Class shares, the minimum initial investment amount for an account is $100,000. There is no minimum for subsequent investments. For Investor Class, Class A and Class C shares, the minimum initial investment amount for all accounts is $2,500 and the minimum subsequent investment is $100. The minimum initial investment for each share class may be waived for clients of the Fund’s Advisor and accounts related to such Advisor clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary or retirement account. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

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This Supplement and the existing Prospectus and Statement of Additional Information dated September 28, 2018 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-711-9164.